                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                         MEADE INSTRUMENTS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

            MEADE INSTRUMENTS CORPORATION
            6001 OAK CANYON, IRVINE, CALIFORNIA 92618 U.S.A.
            (949) 451-1450 M FAX: (949) 451-1460 M www.meade.com

MEADE LOGO

                                                                   June 12, 2001

     Dear Stockholder:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Meade Instruments Corp. ("Meade" or the "Company") to be held on July 12, 2001. We sincerely hope that you will be able to attend the meeting which will be held at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612, beginning at 10:00 a.m., local time.

     At this meeting you are being asked to (i) re-elect John C. Diebel and Timothy C. McQuay to the Board of Directors for a three-year term expiring at the 2004 Annual Meeting of Stockholders and (ii) approve an amendment to the Company's 1997 Stock Incentive Plan (the "Plan") to increase the number of shares of the Company's Common Stock available for issuance thereunder.

     The members of the Board of Directors and management look forward to personally greeting as many stockholders as possible at the Annual Meeting. However, whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented.

     Although you presently may plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card. If you do attend the Annual Meeting and wish to vote in person, you may revoke your proxy at that time.

                                          Sincerely,

                                          /s/ John C. Diebel
                                          John C. Diebel
                                          Chairman of the Board and
                                          Chief Executive Officer

                            MEADE INSTRUMENTS CORP.
                                6001 OAK CANYON
                            IRVINE, CALIFORNIA 92618

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JULY 12, 2001

     The Annual Meeting of Stockholders of Meade Instruments Corp., a Delaware corporation ("Meade" or the "Company"), will be held at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612, beginning at 10:00 a.m., local time, on Thursday, July 12, 2001 for the following purposes:

          (1) To re-elect John C. Diebel and Timothy C. McQuay to the Board of Directors for a three-year term expiring at the 2004 Annual Meeting of Stockholders;

          (2) To approve an amendment to the Company's 1997 Stock Incentive Plan (the "Plan") to increase the number of shares of the Company's Common Stock available for issuance thereunder; and

          (3) To transact such other business as may properly come before the Annual Meeting and at any adjournment thereof.

     Shares represented by properly executed proxies will be voted in accordance with the specifications therein. It is the intention of the Board of Directors that shares represented by proxies, which are not limited to the contrary, will be voted for the re-election of the directors named in the attached Proxy Statement.

     The Board of Directors has fixed the close of business on May 21, 2001 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at the office of the Secretary of the Company, at 6001 Oak Canyon, Irvine, California 92618, during the ten-day period preceding the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Mark D. Peterson
                                          Mark D. Peterson
                                          Vice President and General Counsel

Irvine, California
June 12, 2001

                             YOUR VOTE IS IMPORTANT

     NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

                            MEADE INSTRUMENTS CORP.
                                6001 OAK CANYON
                            IRVINE, CALIFORNIA 92618

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

     The accompanying proxy is being solicited by the Board of Directors of Meade Instruments Corp. ("Meade" or the "Company") for use at the Company's Annual Meeting of Stockholders to be held on Thursday, July 12, 2001, at 10:00 a.m. local time, at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612, and at any adjournment thereof. This Proxy Statement and the accompanying proxy are first being mailed to stockholders on or about June 12, 2001.

     The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mail, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     On May 21, 2001, the record date with respect to this solicitation for determining stockholders entitled to notice of and to vote at the Annual Meeting, 16,471,571 shares of the Company's Common Stock were outstanding. No shares of any other class of stock were outstanding. Only stockholders of record on such date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Each stockholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting and at any adjournment thereof.

     All shares represented by each properly executed unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. An executed proxy may be revoked at any time before its exercise by filing with the Secretary of the Company, at 6001 Oak Canyon, Irvine, California 92618, the principal executive office of the Company, a written notice of revocation or a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect a stockholder's right to vote in person (upon showing proper evidence of such stockholder's ownership of such shares) should such stockholder find it convenient to attend the Annual Meeting and desire to vote in person.

     Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast."

     The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Bylaws provide that the authorized number of directors of the Company shall not be less than three nor more than fifteen, with the exact number of directors to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the directors then in office. The full board currently consists of seven directors, each elected to serve until his term has expired and until his successor has been duly elected and qualified. The Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. All of the directors were previously elected to their present terms of office by the stockholders of the Company with the exception of Michael P. Hoopis and Vern L. Fotheringham. Mr. Hoopis was appointed by the Board to serve as a Class I director in March 2000, and Mr. Fotheringham was appointed by the Board to serve as a Class I director in May 2001. At the 2001 Annual Meeting of Stockholders, two directors are to be elected as Class III directors for a three-year term or until election and qualification of their successors.

     The accompanying proxies solicited by the Board of Directors will be voted for the election of the nominees named below, and for the terms listed below, unless the proxy card is marked to withhold authority to vote for such nominees. The nominees are presently members of the Company's Board of Directors.

     The nominees for election to the Board of Directors at the 2001 Annual Meeting of Stockholders, together with their terms, are set forth below:

CLASS       NOMINEE                                 TERM
-----       -------                                 ----
 III    John C. Diebel      Three-year term expiring at the 2004 Annual Meeting
 III   Timothy C. McQuay    Three-year term expiring at the 2004 Annual Meeting

     If either of the nominees should become unavailable for election to the Board of Directors, the persons named in the proxy or their substitutes shall be entitled to vote for a substitute to be designated by the Board of Directors. Alternatively, the Board of Directors may reduce the number of directors. The Board of Directors has no reason to believe that it will be necessary to designate a substitute nominee or reduce the number of directors.

REQUIRED VOTE

     For the purpose of electing the directors, each stockholder is entitled to one vote for each director to be elected for each share of Common Stock owned. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. Votes cast against a candidate or votes withheld will have no legal effect. Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated on the accompanying proxy card. Stockholders do not have the right to cumulate votes in the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

NOMINEES AND CONTINUING DIRECTORS

     The following table provides information regarding the nominees, the three Class I directors whose terms of office expire at the 2002 Annual Meeting of Stockholders and the two Class II directors whose terms of office expire at the 2003 Annual Meeting of Stockholders. The ages shown are as of June 1, 2001.

                                                                                             DIRECTOR
        NAME AND AGE                   BUSINESS EXPERIENCE AND DIRECTORSHIPS                  SINCE
        ------------                   -------------------------------------                 --------
NOMINEES:
Class III:
John C. Diebel (57).........  John C. Diebel serves as the Chairman of the Board and       1975 - 1986
                              Chief Executive Officer of the Company. Mr. Diebel          1991 - present
                              founded the Company in 1972. He has been the Chairman of
                              the Board and Chief Executive Officer of the Company for
                              the majority of the time since December 1975. Prior to
                              founding the Company, Mr. Diebel worked as an engineer
                              for TRW Inc. and Hughes Aircraft Co. Mr. Diebel received
                              BS and MS degrees in electrical engineering from the
                              California Institute of Technology and a Ph.D. degree in
                              electrical engineering from the University of Southern
                              California.
Timothy C. McQuay (49)......  Timothy C. McQuay has been a Managing                            1997
                              Director -- Investment Banking at A.G. Edwards & Sons,
                              Inc. since August 1997. From May 1995 to August 1997,
                              Mr. McQuay was a Partner at Crowell, Weedon & Co. and
                              from October 1994 to August 1997 he also served as
                              Managing Director -- Corporate Finance. From May 1993 to
                              October 1994, Mr. McQuay served as Vice President,
                              Corporate Development with Kerr Group, Inc., a New York
                              Stock Exchange listed plastics manufacturing company.
                              From May 1990 to May 1993, Mr. McQuay served as Managing
                              Director -- Merchant Banking with Union Bank. Mr. McQuay
                              received a BA degree in economics from Princeton
                              University and a MBA degree in finance from the
                              University of California at Los Angeles. He serves as a
                              member of the board of directors of Keystone Automotive
                              Industries, Inc.
CONTINUING DIRECTORS:
Class I:
Joseph A. Gordon, Jr.         Joseph A. Gordon, Jr. has served as the Company's Senior         1996
  (51)......................  Vice President -- North American Sales since June 1995.
                              From December 1984 to June 1995, he served as the
                              Company's Vice President -- North American Sales. From
                              January 1981 to December 1984, Mr. Gordon was the Vice
                              President of Sales at Celestron. Mr. Gordon received a
                              BS degree in marketing from the University of
                              Cincinnati.

                                                                                             DIRECTOR
        NAME AND AGE                   BUSINESS EXPERIENCE AND DIRECTORSHIPS                  SINCE
        ------------                   -------------------------------------                 --------
Michael P. Hoopis (50)......  Michael P. Hoopis has served as the President and Chief          2000
                              Executive Officer of Water Pik Technologies, Inc. since
                              November 1999. From October 1998 to November 1999, Mr.
                              Hoopis was President and Chief Executive Officer of the
                              consumer products segment of Allegheny Teledyne, Inc.,
                              the predecessor to Water Pik Technologies, Inc. From
                              July 1996 to September 1998, Mr. Hoopis served as
                              President of Worldwide Household Products, Black &
                              Decker Corporation. From May 1992 to July 1996, Mr.
                              Hoopis served as President of Price Pfister, Inc., a
                              division of Black & Decker Corporation. Mr. Hoopis
                              received his BS degree in industrial engineering from
                              the University of Rhode Island. Mr. Hoopis serves as a
                              member of the board of directors of Doskocil
                              Manufacturing Company, Inc.
Vern L. Fotheringham (53)...  Vern L. Fotheringham is co-founder and has served as             2001
                              Vice Chairman of Vectrad Networks, a wireless broadband
                              network infrastructure company since June 2000. From
                              June 1998 to January 2001, Mr. Fotheringham was the
                              Chairman of Bazillion, Inc. a global Integrated Service
                              Provider. From March 1993 to November 1997, Mr.
                              Fotheringham was the founder, chairman and CEO of
                              Advanced Radio Telecom Corporation (ART). Mr.
                              Fotheringham received a BA degree in fine arts from
                              California State University Fullerton. Mr. Fotheringham
                              serves on a number of other boards including those of
                              CAIS Internet, Lightrade and TeraBeam Corporation.
Class II:
Steven G. Murdock (49)......  Steven G. Murdock has served as the Company's President          1996
                              and Chief Operating Officer since October 1990 and the
                              Company's Secretary since April 1996. From May 1980 to
                              October 1990, Mr. Murdock served as the Company's Vice
                              President of Optics. From November 1968 to May 1980, Mr.
                              Murdock worked as the optical manager for Coulter
                              Optical, Inc., an optics manufacturer. Mr. Murdock
                              received a BS degree in business administration from
                              California State University at Northridge.
Harry L. Casari (64)........  Harry L. Casari was a Certified Public Accountant and is         1997
                              currently a private investor. Mr. Casari worked for
                              Ernst & Young LLP from 1969 until 1994 when he retired
                              as a Partner. Mr. Casari received a BS degree in
                              business administration from the University of Denver.
                              He serves as a member of the board of directors of Cohu,
                              Inc.

DIRECTORS' FEES

     Directors who also are employees of the Company are reimbursed for expenses incurred in attending meetings of the Board of Directors but do not otherwise receive compensation for serving as directors of the Company. Each director who is not an employee of the Company is entitled to receive (i) an annual fee of $5,000 for his services as a director, (ii) a fee of $750 for each Board and Committee meeting attended and (iii) reimbursement for his expenses incurred in attending all Board and Committee meetings. In addition, each director who is not an employee of the Company is entitled to receive 5,000 options to purchase the Company's Common Stock upon his initial election to the Board together with an additional grant of 5,000 options on the date of each annual meeting of stockholders preceding a year in which such director will continue in office, provided that a new non-employee director will only receive one such automatic grant during the calendar year in which such director is elected.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Committees of the Board of Directors consist of an Audit Committee and a Compensation Committee, each of which is comprised solely of outside directors. During the fiscal year ended February 28, 2001, the Board of Directors held five meetings. All directors attended 75% or more of the total meetings of the Board of Directors and total meetings of the Committees of the Board of Directors on which they served.

     Compensation Committee. During the fiscal year ended February 28, 2001, the Compensation Committee was comprised of Messrs. Hoopis (Chairman) and Casari. Its functions include reviewing and approving the compensation of the Company's Chief Executive Officer as well as making recommendations with respect to the compensation of the Company's other officers and key employees, including the grant of options or other awards under the Company's 1997 Stock Incentive Plan. During the fiscal year ended February 28, 2001, the Compensation Committee held three meetings.

     Audit Committee. During the fiscal year ended February 28, 2001, the Audit Committee was comprised of Messrs. Casari (Chairman) and Hoopis. In May 2001, Mr. Fotheringham was also added as a member of the Audit Committee. As set forth in the Company's Audit Committee Charter, adopted March 1, 2000, a copy of which is attached hereto as Exhibit A, the Audit Committee's functions include reviewing the financial reporting process, the Company's internal control systems, the audit process, the Company's process for monitoring compliance with laws and regulations, and recommending to the Board of Directors the engagement of determining the independence of the Company's independent accountants. During the fiscal year ended February 28, 2001, the Audit Committee held two meetings.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the Company's internal controls and reviewing the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     During the 2001 fiscal year, the Audit Committee met and held discussions with management and the Company's independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally acceptable accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants.

     The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61. The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees." The Committee discussed with the independent accountants that firm's independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

     Based on the Audit Committee discussion with management and the independent accountants, and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended February 28, 2001 filed with the SEC.

     The Audit Committee recommended to the Board of Directors the selection of the Company's independent accountants.

                                          THE AUDIT COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Harry L. Casari (Chairman)
                                          Michael P. Hoopis

Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the foregoing Report of the Audit Committee and any statements regarding the independence of the Audit Committee members shall not be incorporated by reference into any such filings.
                       FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES

     The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the fiscal year ended February 28, 2001, and the reviews of the financial statements included in the Company's Form 10-Qs for such fiscal year were approximately $102,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees were billed for professional services rendered by PricewaterhouseCoopers LLP for financial systems design and implementation services for the fiscal year ended February 28, 2001.

ALL OTHER FEES

     The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP other than the services referred to above were approximately $61,000 for the fiscal year ended February 28, 2001. The Audit Committee considered whether the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of June 1, 2001, for (i) each person who beneficially owned more than 5% of the Common Stock, (ii) each of the directors and Named Executive Officers (as defined in the "Summary of Executive Compensation" section below) and (iii) all directors and executive officers as a group. Except as otherwise indicated, beneficial ownership includes voting and investment power with respect to the shares shown. Share quantities reflect the two-for-one stock split effected in the form of a stock dividend payable on June 19, 2000 to all stockholders of record as of May 22, 2000 (the "Stock Split").
                            SECURITY OWNERSHIP TABLE

                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL    PERCENT
                      NAME AND ADDRESS                        OWNERSHIP     OF CLASS
                      ----------------                        ----------    --------
J.P. Morgan Chase & Co.(1)..................................  1,383,575       8.40%
John C. Diebel(2)(3)........................................  2,602,289      15.80%
Steven G. Murdock(2)(4).....................................  1,644,998       9.99%
Joseph A. Gordon, Jr.(2)(5).................................    430,997       2.62%
Brent W. Christensen(2)(6)..................................    117,927          *
Mark D. Peterson(2)(7)......................................    115,594          *
Robert A. Wood III(2)(8)....................................    152,747          *
Kenneth W. Baun(2)(9).......................................    115,547          *
Timothy C. McQuay(2)(10)....................................     25,832          *
Harry L. Casari(2)(11)......................................     28,632          *
Michael P. Hoopis(2)(12)....................................      3,333          *
Vern L. Fotheringham(2).....................................          0          *
Meade Instruments Corp. Employee Stock Ownership
  Plan(2)(13)...............................................  2,276,396      13.82%
All current directors and executive officers as a group (11
  persons)(14)..............................................  5,237,896      31.80%

---------------
  *  Less than 1%

 (1) According to a Schedule 13G, dated as of February 8, 2001, filed with the Securities and Exchange Commission, J.P. Morgan Chase & Co., a Delaware corporation ("Chase"), has sole voting power as to 1,177,375 of such shares, sole dispositive power as to 1,383,575 of such shares, shared voting power as to none of such shares and shared dispositive power as to none of such shares. Chase is a Parent Holding Company as defined in Rule 13d-1(b)(1)(ii)(G) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The mailing address of Chase is 270 Park Avenue, New York, NY 10017.

 (2) The address for all directors and executive officers of the Company and the Company's Employee Stock Ownership Plan ("ESOP") Committee is c/o Meade Instruments Corp., 6001 Oak Canyon, Irvine, California 92618.

 (3) Includes 402,289 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 2001. Also includes 2,200,000 shares held by John C. Diebel, as Trustee of the Diebel Living Trust u/d/t dated January 12, 1995.

 (4) Includes 329,998 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 2001. Excludes 2,276,396 shares held by the ESOP. Mr. Murdock is a member of the ESOP Committee and disclaims beneficial ownership of any of the shares owned by the ESOP. If the 2,276,396 shares owned by the ESOP were included, Mr. Murdock would be deemed to beneficially own 3,921,394 shares, or 23.81%. Mr. Murdock is not a participant in the ESOP. See footnote (13) below.

 (5) Includes 289,997 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 2001.

 (6) Includes 95,831 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 2001. Also includes 1,990 shares held by Mr. Christensen in an IRA account and 20,106 shares allocated to Mr. Christensen's ESOP account as an ESOP participant. Mr. Christensen's ESOP shares are fully vested. Excludes 2,276,396 shares held by the ESOP. Mr. Christensen is a member of the ESOP Committee and, other than as a participant, disclaims beneficial ownership of any of the shares owned by the ESOP. If the 2,276,396 shares owned by the ESOP were included, Mr. Christensen would be deemed to beneficially own 2,394,323 shares, or 14.54%. See footnote (13) below.

 (7) Includes 99,372 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 2001. Also includes 7,339 shares held by Mr. Peterson in an IRA account and 8,883 shares allocated to Mr. Peterson's ESOP account as an ESOP participant. Mr. Peterson's ESOP shares are fully vested. Excludes 2,276,396 shares held by the ESOP. Mr. Peterson is a member of the ESOP Committee and, other than as a participant, disclaims beneficial ownership of any of the shares owned by the ESOP. If the 2,276,396 shares owned by the ESOP were included, Mr. Peterson would be deemed to beneficially own 2,391,990 shares, or 14.52%. See footnote (13) below.

 (8) Includes 130,831 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 2001. Also includes 2,150 shares held by Mr. Wood in an IRA account and 19,766 shares allocated to Mr. Wood's ESOP account as an ESOP participant. Mr. Wood's ESOP shares are fully vested.

 (9) Includes 96,713 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 2001. Also includes 1,990 shares held by Mr. Baun in an IRA account and 16,844 shares allocated to Mr. Baun's ESOP account as an ESOP participant. Mr. Baun's ESOP shares are fully vested.

(10) Includes 25,832 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 2001.

(11) Includes 25,832 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 2001.

(12) Includes 3,333 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 2001.

(13) Unallocated shares of Common Stock held by the ESOP are voted by the trustee of the ESOP, Wells Fargo Bank, N.A. (the "Trustee"), as directed by the ESOP Committee. Each participant in the ESOP is entitled to direct the Trustee as to how to vote shares allocated to his or her ESOP account, irrespective of whether the participant's shares are vested. Any allocated shares of Common Stock for which participants do not provide voting instructions are voted by the Trustee in the manner directed by the ESOP Committee. The ESOP Committee is comprised of Steven G. Murdock, the Company's President, Chief Operating Officer and Secretary, Brent W. Christensen, the Company's Vice President -- Finance and Chief Financial Officer, and Mark D. Peterson, the Company's Vice President and General Counsel. Mr. Murdock is not a participant in the ESOP. Each of the members of the ESOP Committee, other than as a participant with respect to Messrs. Christensen and Peterson, disclaims beneficial ownership of any of the shares owned by the ESOP. The Trustee's address is 707 Wilshire Boulevard, Los Angeles, California 90017.

(14) Includes 1,500,028 shares subject to options that are currently exercisable or will become exercisable on or before July 31, 2001. Also includes 1,990, 7,339, 2,150 and 1,990 shares held by each of Messrs. Christensen, Peterson, Wood and Baun, respectively, in an IRA account. Also includes 20,106, 8,883, 19,766 and 16,844 shares allocated to Messrs. Christensen's, Peterson's, Wood's and Baun's ESOP accounts respectively, as ESOP participants. Messrs. Christensen's,

     Peterson's, Wood's and Baun's ESOP shares are fully vested. Excludes 2,276,396 shares held by the ESOP. Messrs. Murdock, Christensen and Peterson are members of the ESOP Committee and, other than as a participant with respect to Messrs. Christensen and Peterson, each disclaims beneficial ownership of any of the shares owned by the ESOP. If the 2,276,396 shares owned by the ESOP were included, all directors and officers as a group would be deemed to beneficially own 7,514,292 shares, or 45.62%. See footnotes (3) through (13) above.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning the compensation paid to the Company's Chief Executive Officer and the Company's six other most highly compensated executive officers based on the cash compensation paid to executive officers of the Company during the 2001 fiscal year (collectively, the "Named Executive Officers").(1)

                           SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM(4)
                                                 ANNUAL          COMPENSATION
                                            COMPENSATION(2)       SECURITIES
                                           ------------------     UNDERLYING        ALL OTHER
                                           SALARY      BONUS       OPTIONS       COMPENSATION(6)
   NAME AND PRINCIPAL POSITION     YEAR      ($)      ($)(3)        (#)(5)             ($)
   ---------------------------     ----    -------    -------    ------------    ---------------
John C. Diebel...................  2001    498,200    434,500      175,000               --
  Chairman of the Board and        2000    433,700    257,600      170,000               --
  Chief Executive Officer          1999    395,000    160,000      130,000               --
Steven G. Murdock................  2001    423,200    357,500      140,000               --
  President, Chief Operating       2000    356,300    212,000      120,000               --
  Officer and Secretary            1999    325,000    125,000       80,000               --
Joseph A. Gordon, Jr. ...........  2001    224,300    200,000       95,000               --
  Senior Vice President --         2000    199,500    114,100       80,000               --
  North American Sales             1999    175,000     30,000       40,000               --
Mark D. Peterson.................  2001    209,300    185,000       80,000           24,850
  Vice President and               2000    184,300     97,800       70,000           58,000
  General Counsel                  1999    150,000     10,000       40,000           46,300
Brent W. Christensen.............  2001    199,300    175,000       80,000           24,850
  Vice President -- Finance and    2000    174,200     88,100       70,000           58,000
  Chief Financial Officer          1999    135,000     28,300       40,000           46,300
Robert A. Wood III...............  2001    199,300    175,000       80,000           24,850
  Vice President -- Manufacturing  2000    174,200     88,100       70,000           65,500(7)
                                   1999    135,000     28,300       40,000           45,100
Kenneth W. Baun..................  2001    199,300    175,000       80,000           24,850
  Vice President -- Engineering    2000    174,200     88,100       70,000           54,000
                                   1999    135,000     20,500       40,000           38,200

---------------
(1) The Company has included six executive officers in addition to the Chief Executive Officer in its various executive compensation tables because the aggregate salary and bonus amounts for Messrs. Christensen, Wood and Baun for fiscal 2001 were identical.

(2) The aggregate amount of perquisites and other personal benefits, securities or property paid to each of the Named Executive Officers during the 2001 fiscal year did not exceed the lesser of 10% of such officer's total annual salary and bonus for fiscal 2001 or $50,000. Therefore, no "Other Annual Compensation" column has been included in this table.

(3) The bonus amounts shown below represent the amount actually paid during the first quarter of each respective fiscal year; such amounts, however, were based primarily on the Company's and each Named Executive Officer's performance during the previous fiscal year. The bonus amounts paid during the first quarter of fiscal 2002, which were based primarily on the Company's and each Named Executive Officer's performance during fiscal 2001, were as follows: Mr. Diebel $0; Mr. Murdock $0; Mr. Gordon $22,192; Mr. Peterson $20,713; Mr. Christensen $19,726; Mr. Wood $19,726; and Mr. Baun $19,726.

(4) The Company has not issued stock appreciation rights or restricted stock awards. The Company currently has no "long-term incentive plan" as that term is defined in the applicable rules. The Compensation Committee has the ability to create such a plan under the Company's 1997 Stock Incentive Plan. All stock options granted to the Named Executive Officers were non-qualified options granted at fair market value pursuant to the Company's 1997 Stock Incentive Plan. Please see the "Option Grants in Last Fiscal Year" table below for information relating to each specific grant. Share quantities for all fiscal years presented have been restated to reflect the Stock Split.

(5) The number of options listed for each Named Executive Officer granted during fiscal 2001 represents two separate grants -- one designed primarily to incentivize each Named Executive Officer during fiscal 2001 and one designed primarily to incentivize each Named Executive Officer during fiscal 2002. See "Option Grants in Last Fiscal Year" table below.

(6) Amounts represent the aggregate value of shares of the Company's Common Stock (based upon the share price as of the end of each respective fiscal year) allocated to each Named Executive Officer's ESOP account pursuant to
    (i) the Company's matching contribution under the ESOP Plan for amounts deferred under the Company's 401(k) Plan (see "Benefit Plans -- 401(k) Plan") and (ii) the Company's contribution under the ESOP Plan (see "Benefit Plans -- Employee Stock Ownership Plan").

(7) Includes additional one-time merit based compensation benefits valued at $7,500.

SUMMARY OF OPTION GRANTS

     The following table provides certain summary information concerning grants of options to the Named Executive Officers during the 2001 fiscal year. The information in the following table reflects the Stock Split.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                POTENTIAL
                                                                                               REALIZABLE
                                                                                            VALUE AT ASSUMED
                                                                                             ANNUAL RATES OF
                         NUMBER OF                                                             STOCK PRICE
                         SECURITIES     % OF TOTAL                                          APPRECIATION FOR
                         UNDERLYING   OPTIONS GRANTED                                          OPTION TERM
                          OPTIONS     TO EMPLOYEES IN                                      -------------------
                          GRANTED       FISCAL YEAR     EXERCISE PRICE                       5%         10%
         NAME                #               #              $/SH.        EXPIRATION DATE      $          $
         ----            ----------   ---------------   --------------   ---------------   -------   ---------
John C. Diebel.........   100,000(1)        8.1%           11.0625          03/02/10       695,710   1,763,080
                           75,000(2)        6.1%            5.0000          01/08/11       235,840     597,650
Steven G. Murdock......    80,000(1)        6.5%           11.0625          03/02/10       556,570   1,410,460
                           60,000(2)        4.9%            5.0000          01/08/11       188,670     478,120
Joseph A. Gordon,
  Jr. .................    50,000(1)        4.1%           11.0625          03/02/10       347,860     881,540
                           45,000(2)        3.7%            5.0000          01/08/11       141,500     358,590
Mark D. Peterson.......    40,000(1)        3.3%           11.0625          03/02/10       278,290     705,230
                           40,000(2)        3.3%            5.0000          01/08/11       125,780     318,750
Brent W. Christensen...    40,000(1)        3.3%           11.0625          03/02/10       278,290     705,230
                           40,000(2)        3.3%            5.0000          01/08/11       125,780     318,750
Robert A. Wood III.....    40,000(1)        3.3%           11.0625          03/02/10       278,290     705,230
                           40,000(2)        3.3%            5.0000          01/08/11       125,780     318,750
Kenneth W. Baun........    40,000(1)        3.3%           11.0625          03/02/10       278,290     705,230
                           40,000(2)        3.3%            5.0000          01/08/11       125,780     318,750

---------------
(1) Each of the options are non-qualified options granted pursuant to the Company's 1997 Stock Incentive Plan. Each option is subject to a four-year vesting schedule: 25% of such options become exercisable one year after the grant date and the remainder become exercisable in substantially equal installments over the succeeding thirty-six months. Each option was granted on March 3, 2000, and was designed primarily to incentivize each Named Executive Officer during fiscal 2001.

(2) Each of the options are non-qualified options granted pursuant to the Company's 1997 Stock Incentive Plan. Each option is subject to a three-year vesting schedule: 25% of such options become exercisable six months after the grant date, an additional 25% become exercisable one year after the grant date and the remainder become exercisable in substantially equal installments over the succeeding twenty-four months. Each option was granted on January 9, 2001, and was designed primarily to incentivize each Named Executive Officer during fiscal 2002.

SUMMARY OF OPTIONS EXERCISED

     The following table provides certain summary information concerning the exercise of stock options by the Named Executive Officers during the 2001 fiscal year together with the fiscal year-end value of unexercised options. The information in the following table reflects the Stock Split.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN
                                SHARES                         OPTIONS AT             THE MONEY OPTIONS AT
                              ACQUIRED ON   VALUE(1)         FISCAL YEAR END           FISCAL YEAR-END(1)
                               EXERCISE     REALIZED    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
                                   #            $                   #                           $
                              -----------   ---------   -------------------------   -------------------------
John C. Diebel..............         0              0        316,873/358,127             482,740/336,010
Steven G. Murdock...........         0              0        261,665/278,335             411,460/263,540
Joseph A. Gordon, Jr. ......         0              0        250,414/164,586             575,020/149,980
Mark D. Peterson............    25,000        614,240         65,205/144,795              89,200/137,260
Brent W. Christensen........    20,000        547,430         64,788/140,212              90,970/127,130
Robert A. Wood III..........    20,000      1,149,810         99,788/140,212             167,690/127,130
Kenneth W. Baun.............    15,059        895,960         65,670/140,212             126,620/127,130

---------------
(1) These amounts represent the difference between the market value of the securities underlying the options at exercise date or on February 28, 2001 (the last day of trading for the fiscal year-ended on such date), as the case may be, and the exercise or base price of "in-the-money" options, as adjusted to reflect the Stock Split.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     For the fiscal year ended February 28, 2001, the Company's Compensation Committee consisted of Messrs. Michael P. Hoopis (Chairman) and Harry L. Casari. Neither Messrs. Hoopis nor Casari is currently an officer or employee of the Company or any of its subsidiaries.

                      REPORT OF THE COMPENSATION COMMITTEE

To: The Board of Directors

     As members of the Compensation Committee, it is our duty to review and oversee the Company's overall compensation program for its senior management. The Compensation Committee oversees the administration of the Meade Instruments Corp. 1997 Stock Incentive Plan. In addition, the Compensation Committee establishes the compensation and evaluates the performance of the Chief Executive Officer. The Compensation Committee is comprised entirely of non-employee directors.

     The primary philosophy of the Company regarding compensation is to offer a program which rewards each of the members of senior management commensurately with the Company's overall growth and financial performance, including each person's individual performance during the previous fiscal year. The Company's compensation program for senior management is designed to attract and retain individuals who are capable of leading the Company in achieving its business objectives in an industry characterized by competitiveness, growth and change.

     The Company believes a substantial portion of the annual compensation of each member of senior management should relate to, and should be contingent upon, the financial success of the Company, as well as the individual contribution of each particular person to that success. As a result, a significant portion of the total compensation package consists of variable, performance-based components, such as bonuses and stock awards, which can increase or decrease to reflect changes in corporate and individual performance.

     The Compensation Committee establishes the compensation package for the Company's Chief Executive Officer, Mr. John C. Diebel, and reviews the compensation package of certain other members of senior management in light of information collected by the Compensation Committee regarding the compensation practices of similar companies. The Compensation Committee considers various indicators of success on both a corporate and an individual level in determining the overall compensation package for Mr. Diebel and for other members of senior management. The Compensation Committee considers such corporate performance measures, among others, as revenue, operating income and earnings per share in its calculation of Mr. Diebel's compensation.

     The Company's annual compensation package for Mr. Diebel and the other members of senior management will typically consist of: (a) salary, (b) annual cash bonuses and (c) long-term incentive or non-cash awards, primarily stock options. Mr. Diebel's base salary for the 2001 fiscal year was based on his employment agreement with the Company (the "Employment Agreement"), pursuant to which he serves as Chairman of the Board and Chief Executive Officer. The Employment Agreement established Mr. Diebel's minimum annual base salary at $500,000 per year, subject to annual increases at the discretion of the Board of Directors. Due to the Company's performance during the 2001 fiscal year, Mr. Diebel did not receive a raise for fiscal 2002 and his base salary has remained at $500,000. See "Employment Agreements" below.

     During the 2001 fiscal year, Mr. Diebel also received a cash bonus of $434,500. This bonus amount was paid in the first quarter of fiscal 2001 but was based primarily on the Company's and Mr. Diebel's performance during fiscal 2000. Due to the Company's performance during fiscal 2001, the performance-based components of Mr. Diebel's bonus agreement were not met and therefore no cash bonus has been or will be paid to Mr. Diebel during fiscal 2002 for the Company's performance during fiscal 2001.

     For the Company's performance during the 2002 fiscal year, the Company has entered into Performance Share Award Agreements ("Bonus Agreements") with certain members of management and other key employees of the Company, including Mr. Diebel. Pursuant to these Bonus Agreements, these individuals will be entitled to receive cash bonus awards equal to a targeted percentage of each individual's respective base salary (Mr. Diebel's Bonus Agreement will entitle him to receive a cash bonus award ranging from 0% to 100% of his base salary with a target percentage of 50%). These cash bonus awards are based upon the Company and each respective officer achieving certain quantitative and qualitative financial and business objectives. For example, the amount of Mr. Diebel's cash bonus award for fiscal 2002, if any, is based upon the Company achieving targeted increases in certain pre-tax income amounts together with Mr. Diebel satisfying certain qualitative key management objectives. The establishment of this Bonus Agreement, together with the decision not to increase Mr. Diebel's base salary, was determined to be appropriate by the Compensation Committee given the Company's performance.

     The Compensation Committee reviews the cash compensation paid to the other members of senior management in a similar manner as that of the Chief Executive Officer. Each officer's overall cash compensation is based upon the Company achieving certain financial objectives, together with each officer satisfying certain qualitative individual management objectives.

     The Company's 1997 Stock Incentive Plan provides the Company with the ability to periodically reward key employees with options to purchase shares of the Company's Common Stock. These long-term incentives are designed to couple the interests of key employees with those of the stockholders of the Company. Stock option grants provide an incentive that focuses the individual's attention on managing the Company from the perspective of an owner, with an equity stake in the business. The value of stock options is tied to the future performance of the Company's Common Stock and provides value to the recipient only when the price of the Company's Common Stock increases above the option grant price. Stock options reward management for long-term strategic planning through the resulting enhancement of share price. The Company believes that a compensation structure which includes the periodic granting of long-term incentives such as stock options helps to attract and retain senior managers with long-term management perspectives. During the 2001 fiscal year, the Company granted non-qualified stock options to various members of the Company's management, including Mr. Diebel. The number of options granted to each member of senior management was determined in accordance with the relative position, seniority and contribution of each such officer. During the 2001 fiscal year, Mr. Diebel was granted two separate option grants to purchase, in the aggregate, up to 175,000 shares of the Company's Common Stock (such amount reflects the Stock Split). The first such grant was issued primarily to incentivize Mr. Diebel during fiscal 2001 and the second was issued primarily to incentivize Mr. Diebel during fiscal 2002.

     The Compensation Committee has considered the anticipated tax treatment of the Company regarding the compensation and benefits paid to the executive officers of the Company in light of the enactment of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The basic philosophy of the Compensation Committee is to strive to provide the executive officers of the Company with a compensation package which will preserve the deductibility of such payments for the Company. However, certain types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive officer's vesting or exercise of previously granted rights. Moreover, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control may affect the deductibility of certain compensation payments.

     The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                          THE COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Michael P. Hoopis (Chairman)
                                          Harry L. Casari

                               PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total returns(1) for
(i) the Company, (ii) the Nasdaq U.S. Composite Index and (iii) the Russell 2000 Index(2) from the period April 14, 1997(3) until the end of the 2001 fiscal year.
[PERFORMANCE GRAPH]

                                                   NASDAQ STOCK MARKET
                                                         (U.S.)                RUSSELL 2000 INDEX        MEADE INSTRUMENTS CORP.
                                                   -------------------         ------------------        -----------------------
4/14/97                                                     100                         100                         100
2/28/98                                                  147.06                      136.39                      140.74
2/28/99                                                  191.41                      115.84                      187.11
2/29/00                                                  388.93                      170.61                       337.5
2/28/01                                                   176.9                      140.09                         200

-----------------------------------------------------------------
                          4/14/97 2/28/98 2/28/99 2/29/00 2/28/01
-----------------------------------------------------------------
 Nasdaq Stock Market
  (U.S.)                  100.00  147.06  191.41  388.93  176.90
 Russell 2000 Index       100.00  136.39  115.84  170.61  140.09
 Meade Instruments Corp.  100.00  140.74  187.11  337.50  200.00
-----------------------------------------------------------------

---------------
(1) Total returns assumes reinvestment of dividends.

(2) The Russell 2000 Index is comprised of 2000 small U.S. company stocks (companies with a median market capitalization of less than $500 million).

(3) The Company completed the initial public offering of its Common Stock on April 14, 1997. Prior to that date, no securities of the Company were registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act. Accordingly, no information has been provided for any prior period.

(4) Assumes $100 invested on April 14, 1997.

     IT SHOULD BE NOTED THAT THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

     THE FOREGOING REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS REGARDING COMPENSATION AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT, OR THE EXCHANGE ACT, OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                             EMPLOYMENT AGREEMENTS

     The Company has employment agreements (the "Employment Agreements") with each of the Named Executive Officers. The material terms of those Employment Agreements are as follows: The term of each of the Employment Agreements is one year which automatically renews unless otherwise notified by either party. The Employment Agreements provide for the payment of an annual base salary of not less than $500,000 for Mr. Diebel, $425,000 for Mr. Murdock, $225,000 for Mr. Gordon, $210,000 for Mr. Peterson and $200,000 for each of Messrs. Christensen, Wood and Baun. The amount of these base salaries will be reviewed annually by the Compensation Committee. The Named Executive Officers are also entitled to participate in and be covered by all bonus, incentive and other employee health, insurance, 401K and other plans and benefits currently established for the employees of the Company. Except for Messrs. Diebel, Murdock and Gordon, each of the Named Executive Officers is also entitled to participate in the Company's ESOP. In addition, the Employment Agreements provide the Named Executive Officers with vacation benefits of three weeks per year and reimbursement of all business expenses. If the Company terminates a Named Executive Officer's employment without cause, or if a Named Executive Officer terminates his employment under certain circumstances set forth in the Employment Agreement, then the Named Executive Officer shall be entitled to a lump sum payment equal to one year's aggregate salary and benefits. If the Named Executive Officer is terminated for a disability, then such Named Executive Officer is entitled to receive 100% of his or her base salary (less any amount paid to such individual pursuant to any disability insurance or benefit plan provided by the Company) for up to 24 months. In the event of a change-in-control of the Company (as defined in the Employment Agreements), each Named Executive Officer would be entitled to the greater of (i) 2.99 times the Named Executive Officer's highest aggregate annual amount of compensation (including base salary, bonus and additional benefits) during the preceding three fiscal years or (ii) 2.99 times the Named Executive Officer's base salary and additional benefits, including the full targeted amount of any bonus or incentive agreement for the year in which the Named Executive Officer's resignation or discharge occurs, up to the amount allowable without penalty under Section 280G of the Internal Revenue Code, as amended. In addition, a Named Executive Officer may not compete with the Company or solicit its customers or employees, during the term of the Employment Agreement or for one year after termination of employment.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has no reportable certain relationships or related transactions.

                                 BENEFIT PLANS

     Employee Stock Ownership Plan. The Board of Directors adopted the Employee Stock Ownership Plan ("ESOP") effective March 1, 1996, as amended and restated effective January 1, 1999. The purpose of the ESOP is to enable participating employees to share in the growth and prosperity of the Company and to provide an opportunity for participating employees to accumulate capital for their future economic advantage by receiving beneficial ownership of the Company's Common Stock in proportion to their relative compensation. The ESOP is intended to be a stock bonus plan that is qualified under Section 401(a) of the Code. Except for certain officers of the Company, all employees who have completed at least six months of service with, and who work a minimum of 1,000 hours a year for, the Company are eligible to participate in the ESOP. Generally, a participant becomes fully vested in contributions to the ESOP upon completion of three years of service with the Company or its affiliates. Under the Company's ESOP, the Company matches 100% (in the form of Common Stock) of the amount deferred by employees under the 401(k) Plan, up to 4% of each employee's annual compensation. This matching contribution vests according to the provisions of the Company's ESOP.

     Distributions from the ESOP are generally made to vested participants following termination of employment, but in certain circumstances the ESOP allows vested participants to receive in-service distributions of up to 50% of the aggregate shares allocated to a vested participant's account. Shares of

Common Stock allocated to participants' accounts are voted in the manner directed by such participants, irrespective of whether the participants' shares are vested. The ESOP Committee directs the voting of unallocated shares and shares for which participants do not provide voting instructions.

     401(k) Plan. The Company maintains a 401(k) Plan which is qualified under
Section 401(k) of the Code for all employees of the Company who have completed at least six months of service with the Company and are at least 21 years of age. The 401(k) Plan is designed for all eligible employees to save for retirement on a tax-deferred basis. Eligible employees may contribute up to 15% of their annual compensation up to a maximum amount allowed under the Code. The 401(k) Plan does not currently include an employer match provision. (See "Employee Stock Ownership Plan" above).

                                   PROPOSAL 2

               APPROVAL OF AMENDMENT TO 1997 STOCK INCENTIVE PLAN

     During the last fiscal year, the Board approved, subject to stockholder approval, an amendment (the "Amendment") to the Meade Instruments Corp. 1997 Stock Incentive Plan. Stockholders are being asked to approve the Amendment.

     The Plan provides for a limit on the aggregate number of shares of the Company's Common Stock that may be issued or delivered pursuant to awards thereunder. The aggregate share limit is currently 4,000,000 shares (after giving effect to the Stock Split). As of May 31, 2001, approximately 3,937,621 of the 4,000,000 shares were issued pursuant to awards granted under the Plan or were subject to awards then outstanding under the Plan, and approximately 62,379 shares were then available for additional Plan award grants.

     The Amendment, if approved by stockholders, will increase the Plan's aggregate share limit from 4,000,000 shares to 5,500,000 shares (an increase of 1,500,000 shares). The Board approved the Amendment based, in part, on a belief that the number of shares that remained available for additional award grants under the Plan was insufficient to adequately provide for future incentives for the Company's management.

     The principal terms of the Plan are summarized below. The following summary is qualified in its entirety by the full text of the Plan (as amended subject to stockholder approval of the Amendment), which is attached as Exhibit B to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission's Web site at http://www.sec.gov. A copy of the Plan (as amended subject to stockholder approval of the Amendment) may also be obtained by contacting Pamela Swanson, in the Company's Investor Relations Department, at 6001 Oak Canyon, Irvine, California 92618 (telephone number (949) 451-1450).

SUMMARY DESCRIPTION OF THE AMENDED PLAN

     The purpose of the Plan is to promote the success of the Company by providing an additional means to attract, motivate, retain and reward key personnel, including officers, and experienced and knowledgeable independent directors through the grant of options and other awards that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company.

     Awards. The Plan authorizes stock options (incentive or nonqualified), stock appreciation rights ("SARs"), restricted stock, performance share awards and stock bonuses.

     Administration. The Plan is administered by either the Board or a committee of the Board (the "Administrator"). The Administrator determines the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award. The Board has appointed the Compensation Committee as the Plan's Administrator.

     Eligibility. Persons eligible to receive awards under the Plan include officers, directors, key employees and consultants of the Company or any of its subsidiaries. Members of the Board who are not officers or employees of the Company (each a "Non-Employee Director") are eligible to receive certain automatic option grants under the Plan, as described more fully below. Approximately 40 officers and key employees of the Company, including all of the Company's Named Executive Officers, are considered eligible under the Plan at the present time, subject to the power of the Administrator to determine eligible persons to whom awards will be granted. Currently, there are four Non-Employee Directors.

     Limits on Awards; Authorized Shares. As referenced above, the limit on the number of shares of Common Stock that may be issued or delivered pursuant to awards granted under the Plan is currently 4,000,000 shares. If stockholders approve the Amendment, this limit will be 5,500,000 shares. The maximum number of shares of Common Stock subject to awards that may be granted to any individual during any calendar year is 500,000 shares and the maximum number of shares of Common Stock that may be issued pursuant to automatic option grants to Non-Employee Directors is 250,000 shares. These limits and the other share references in this summary give effect to the Stock Split.

     As is customary in incentive plans of this nature, the number and kind of shares available under the Plan and the then outstanding awards, as well as exercise or purchase prices, performance targets under certain performance-based awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to stockholders. Shares that are subject to or underlie awards which expire or fail to vest or which are cancelled, terminated, forfeited, or not paid or delivered under the Plan for any reason, as well as reacquired shares, become available, except to the extent prohibited by law, for additional awards under the Plan.

     The Plan will not limit the authority of the Board or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

     Transfer Restrictions. Subject to certain exceptions contained in the Plan (which generally include transfer to the Company, a participant's designation of a beneficiary, the exercise of a participant's award by the participant's legal representative in the event of the participant's disability, and transfers pursuant to certain court orders), awards under the Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by him or her. Any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient's beneficiary or representative. The Administrator may, however, permit the transfer of an award if the transferor presents satisfactory evidence that the transfer is for estate or tax planning purposes.

     Stock Options. A stock option is the right to purchase shares of Common Stock at a future date at a specified price (the "exercise price" of the option). An option may either be an "incentive stock option" or a "nonqualified stock option." Incentive stock option benefits are taxed differently than nonqualified stock option benefits, as described under "Federal Income Tax Consequences" below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Code and the Plan.

     The exercise price of options granted under the Plan will be determined by the Administrator, but, in the case of incentive stock options, may be no less than the fair market value of a share on the date of grant; provided, however, that the exercise price may be no less than 110% of fair market value for incentive stock options granted to an employee who owns 10% or more of the outstanding Common Stock. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator (which may include cash, a check, a promissory note, notice and third party payment, or delivery of previously owned Common Stock, subject to certain limitations set forth in the Plan). Options granted under the Plan may be exercised at the time or times determined by the Administrator, but in no event may options be exercised after ten years from the date of grant; provided, however, that incentive stock options granted to an employee who owns 10% or more of the outstanding Common Stock may not be exercised after five years from the date of grant.

     Stock Appreciation Rights. An SAR is the right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the fair market value of the Common Stock. SARs may be granted in connection with other awards or independently. The Administrator may also grant limited SARs exercisable only upon or in respect of a change in control or any other specified event; such limited SARs may relate to or operate in tandem with other SARs, options or other awards under the Plan.

     Restricted Stock Awards. A restricted stock award is an award typically for a fixed number of shares of Common Stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares.

     Performance-Based Awards. Performance share awards may be granted on the basis of such factors as the Administrator deems appropriate. Generally, these awards will be based upon specific agreements and will specify the number of shares of Common Stock subject to the award, the consideration, if any, to be paid for such shares by the participant and the conditions upon which the issuance of the shares will be based.

     In addition to awards under the other provisions of the Plan, the Plan provides that the Administrator may grant to eligible officers performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the Code ("Section 162(m) Performance-Based Awards"). Options with an exercise price and SARs with a base price not less than fair market value on the date of grant will, generally speaking, be considered
Section 162(m) Performance-Based Awards. Other Section 162(m) Performance-Based Awards must be based on performance relative to pre-established goals over performance periods not shorter than one year nor longer than ten years. The business criteria on which performance goals may be established include one or more of the following as applied to the consolidated operations, or one or more subsidiaries or business segments of the Company: (1) net cash flow (including cash and cash equivalents) from operations or net cash flow from operations, financing and investing activities, (2) earnings per share of Common Stock on a fully diluted basis determined by dividing (a) net earnings less dividends on Preferred Stock, if any, of the Company and its subsidiaries by (b) the weighted average number of shares of Common Stock and Common Stock equivalents outstanding, (3) consolidated net income of the Company and its subsidiaries (less, if any, preferred dividends), divided by the average consolidated common stockholders' equity, or (4) change in the market price of the Company's Common Stock plus dividends and other distributions paid, divided by the beginning market price of the Common Stock, adjusted for any changes in equity structure.
Section 162(m) Performance-Based Awards (other than options and SARs) are earned and payable only if performance meets the specific, pre-established performance goals approved by the Administrator in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m).

     Grants of Section 162(m) Performance-Based Awards in any calendar year to any individual participant may not be made with reference to more than 350,000 shares. Section 162(m) Performance-Based Awards that do not relate to shares and are payable in cash and that are granted in any calendar year to any individual participant can not provide for payment of more than $1,000,000. Before any of the Section 162(m) Performance-Based Awards (other than by exercise of qualifying options or SARs) are paid to a covered officer, the Administrator must certify that the performance goals have been satisfied. The Administrator will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and is expected to reserve "negative" discretion to reduce the number of shares delivered pursuant to payments of awards below maximum award limits.

     Stock Bonuses. The Administrator may grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. The number of shares so awarded is determined by the Administrator, and such an award may be granted independently or in lieu of a cash bonus.

     Acceleration of Awards; Possible Early Termination of Awards. Unless prior to a Change in Control Event the Administrator determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option and SAR will become immediately exercisable, restricted stock will vest, and cash and performance-based awards will become payable. A "Change in Control Event" under the Plan generally includes (subject to certain exceptions) certain mergers or consolidations approved by the Company's stockholders, or stockholder approval of a liquidation of the Company or sale of substantially all of the Company's assets.

     Effect of Termination of Employment. Options which have not yet become exercisable will generally lapse upon the date a participant is no longer employed by the Company. Options which have become exercisable must be exercised within three months after such date if the termination of employment was for any reason other than retirement, total disability, death or discharge for cause. In the event a participant is discharged for cause, all options will lapse immediately upon such termination of employment. If the termination of employment is due to retirement, total disability or death, the options which are exercisable on the date of such termination must generally be exercised within twelve months of the date of such termination. In no event may an option be exercised after its stated term. SARs generally have the same termination provisions as the options to which they relate. In respect of each other award granted under the Plan, a participant's rights and benefits (if any) in the event of a termination of employment will be determined by the Administrator, which may make distinctions based upon the cause of termination and the nature of the award. The Administrator may increase the portion of a participant's award available to the participant in connection with a participant's termination of employment (other than termination by the Company for cause).

     Amendments. The Board may amend or terminate the Plan at any time. If any amendment to the Plan would (1) materially increase the benefits accruing to participants, (2) materially increase the aggregate number of shares which may be issued under the Plan or (3) materially modify the requirements of eligibility for participation in the Plan, then, to the extent then required by applicable law or deemed advisable by the Board, such amendment will be subject to stockholder approval. Outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder. Unless previously terminated by the Board, the Plan will terminate on February 4, 2007.

     Automatic Option Grants to Non-Employee Directors. The Plan provides that each person who first becomes a Non-Employee Director is granted automatically a nonqualified stock option to purchase 5,000 shares of Common Stock. In addition, in each calendar year, there will be granted automatically (without any action by the Administrator) immediately following the annual meeting of stockholders in each such year, a nonqualified stock option to purchase 5,000 shares of Common Stock to each Non-Employee Director who is re-elected as a member of the Board or who continues as a member of the Board. A Non-Employee Director may not receive more than one nonqualified stock option under the Non-Employee Director program in any calendar year, nor more than 75,000 shares on exercise of all options awarded under such program. The purchase price per share of Common Stock covered by each such option will be the fair market value of the Common Stock on the date the option is granted. The Plan provides that Non-Employee Director Options expire on the tenth anniversary of the award date and become exercisable at the rate of 33 1/3% on each of the first three anniversaries of the date of grant.

Immediately prior to the occurrence of a Change in Control, each option granted under the Non-Employee Director program will become exercisable in full.

     If a Non-Employee Director's services as a member of the Board terminate by reason of retirement, death or total disability, any option granted under the Non-Employee Director program held by such Non-Employee Director will immediately become and will remain exercisable for two years after the date of such termination or until the expiration of the option's term, whichever occurs first. If a Non-Employee Director's services as a member of the Board terminate for any other reason, any portion of an option granted under the Non-Employee Director program held by such Non-Employee Director which is not then exercisable will terminate, and any portion of an option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the option's term, whichever occurs first.

     Securities Underlying Awards. The market value of a share of Common Stock as of May 31, 2001 was $4.61 per share. The Company plans to register under the Securities Act of 1933, as amended, the additional shares of Common Stock made available under the Plan.

     Federal Income Tax Consequences. With respect to nonqualified stock options, the Company is generally entitled to deduct an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a similar deduction either upon grant of the option or at the time the option is exercised. If incentive stock option shares are not held for specified qualifying periods, however, the difference between the fair market value of the shares at the date of exercise (or, if lower, the sale price) and the cost of such shares is taxed as ordinary income (and the Company will receive a corresponding deduction) in the year the shares are sold.

     The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; non-transferable restricted stock subject to a substantial risk of forfeiture results in income recognition only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); and performance share awards generally are subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

     If an award is accelerated under the Plan in connection with a change in control (as this term is used in the Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Internal Revenue Code (and certain excise taxes may be triggered). Further, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Internal Revenue Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

     The above tax summary discusses general tax principles applicable to, and income tax consequences of, the Plan under current federal law, which is subject to change. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

SPECIFIC BENEFITS

     For information regarding options and other awards granted to executive officers of the Company, see the material under the headings "Executive Compensation and Other Information" and "Report of the Compensation Committee" above.

     The number, amount and type of awards to be received by or allocated to eligible persons in the future under the Plan cannot be determined at this time. At this time, the Company is not considering any additional awards under the Plan. If the Amendment had been in effect previously, the Company expects that the grants would not have been substantially different from those described in the sections referred to above and the "Directors' Fees" section of this Proxy Statement.

     The Board believes that the additional shares to be made available under the Plan, if stockholders approve the Amendment, will promote the interests of the Company and its stockholders and continue to enable the Company to attract, retain and reward persons important to the Company's success and to provide incentives based on the attainment of corporate objectives and increases in stockholder value.

     Approval of the Amendment requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN.

     Proxies solicited by the Board will be so voted unless stockholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 1. All members of the Board are eligible for awards under the Plan and therefore have an interest in the Amendment.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Directors, officers, and greater than 10% stockholders are required by the Securities and Exchange Commission to furnish the Company with copies of the reports they file.

     Based solely on its review of the copies of such reports and written representations from certain reporting persons that certain reports were not required to be filed by such persons, the Company believes that all of its directors, executive officers and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during the 2001 fiscal year, with the exception of Mr. Wood, who inadvertently failed to report a donation of 700 shares to a charitable organization.

                                 ANNUAL REPORT

     A copy of the Company's 2001 Annual Report, containing audited consolidated balance sheets as of February 29, 2000 and February 28, 2001, and the related consolidated statements of income, of stockholders' equity, and of cash flows for the three years ended February 28, 2001, accompanies this Proxy Statement. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended February 28, 2001, which the Company has filed with the Securities and Exchange Commission. Copies of exhibits to the Form 10-K are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to the Company's Stockholders' Communications Department, c/o Meade Instruments Corp., 6001 Oak Canyon, Irvine, California 92618.

                           PROPOSALS OF STOCKHOLDERS

     For stockholder proposals to be considered for inclusion in the proxy materials for the Company's 2001 Annual Meeting of Stockholders, they must be received by the Secretary of the Company no later than February 11, 2002.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP are the independent accountants for the Company for the fiscal year ended February 28, 2001 and have reported on the Company's consolidated financial statements included in the Annual Report of the Company which accompanies this Proxy Statement. The Company's independent accountants are appointed by the Board of Directors. The Board of Directors has reappointed PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending February 28, 2002. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement at the Annual Meeting if they desire to do so. The representatives will also be available to respond to appropriate questions.

                                 OTHER MATTERS

PRESENTED BY MANAGEMENT

     At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

PRESENTED BY STOCKHOLDERS

     The Company's Bylaws contain certain advance notice procedures which stockholders must follow to submit proposals for consideration at future stockholder meetings, including the nomination of persons for election as directors. Such items of business must be submitted in writing to the Secretary of the Company at the Company's headquarters (address shown on Page 1 of this Proxy Statement) and must be received not less than 60 days nor more than 90 days prior to the scheduled annual meeting date. Thus, unless the Company discloses a change in the scheduling of the next annual meeting, July 11, 2002, stockholder proposals for consideration at that meeting must be received by the Secretary of the Company by May 11, 2002. If the scheduled meeting date is changed and the Company does not provide at least 70 days' advance notice or public disclosure of the change, then stockholders have until the close of business on the 10th day after the date the Company gave notice or publicly disclosed the changed date of the annual meeting in which to submit proposals. In addition, the notice must meet all requirements contained in the Company's Bylaws. Stockholders may contact the Secretary of the Company at the Company's headquarters for a copy of the relevant Bylaw provision regarding requirements for making stockholder proposals and nominating director candidates.

                                          By Order of the Board of Directors

                                          /s/ MARK D. PETERSON
                                          Mark D. Peterson
                                          Vice President and General Counsel

Irvine, California
June 12, 2001

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A

                            AUDIT COMMITTEE CHARTER
                                       OF
                            MEADE INSTRUMENTS CORP.

     THE BOARD OF DIRECTORS OF MEADE INSTRUMENTS CORP., A DELAWARE CORPORATION (THE "CORPORATION"), HEREBY ADOPTS, AS OF THIS 1ST DAY OF MARCH 2000, THE FOLLOWING FORMAL WRITTEN CHARTER OF THE CORPORATION'S AUDIT COMMITTEE (THE "AUDIT COMMITTEE"). THE AUDIT COMMITTEE SHALL REVIEW AND REASSESS THE ADEQUACY OF THIS CHARTER ON AN ANNUAL BASIS.

MISSION STATEMENT

     The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting process, the system of internal control, the audit process, and the Corporation's process for monitoring compliance with laws and regulations. In performing its duties, the Audit Committee will endeavor to maintain effective working relationships with the Board of Directors, management, and any internal and external auditors. To effectively perform his or her role, each member will obtain an understanding of the responsibilities of committee membership as well as the Corporation's business, operations and risks.

ORGANIZATION AND COMPOSITION

     THE AUDIT COMMITTEE SHALL CONSIST OF AT LEAST TWO MEMBERS UNTIL JUNE 14, 2001, AND THEREAFTER, THE AUDIT COMMITTEE SHALL CONSIST OF AT LEAST THREE MEMBERS. THE AUDIT COMMITTEE SHALL BE COMPRISED SOLELY OF "INDEPENDENT" (AS DEFINED BELOW) DIRECTORS, EACH OF WHOM IS ABLE TO READ AND UNDERSTAND FUNDAMENTAL FINANCIAL STATEMENTS, INCLUDING THE CORPORATION'S BALANCE SHEET, INCOME STATEMENT AND CASH FLOW STATEMENT OR WILL BECOME ABLE TO DO SO WITHIN A REASONABLE PERIOD OF TIME AFTER HIS OR HER APPOINTMENT TO THE AUDIT COMMITTEE. THE AUDIT COMMITTEE SHALL HAVE AT LEAST ONE MEMBER THAT HAS PAST EMPLOYMENT EXPERIENCE IN FINANCE OR ACCOUNTING, REQUISITE PROFESSIONAL CERTIFICATION IN ACCOUNTING, OR ANY OTHER COMPARABLE EXPERIENCE OR BACKGROUND WHICH RESULTS IN THE INDIVIDUAL'S FINANCIAL SOPHISTICATION, INCLUDING BEING OR HAVING BEEN A CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER OR OTHER SENIOR OFFICER WITH FINANCIAL OVERSIGHT RESPONSIBILITIES.

     A member of the Audit Committee will not be considered "independent" if, among other things, he or she has:

     - been employed by the Corporation or its affiliates in the current or past three years;

     - accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

     - an immediate family member of an individual who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

     - been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the Corporation's or the organization's consolidated gross revenues for that year, or $200,000, whichever amount is greater, in any of the past three years; or

     - been employed as an executive officer of another entity where any of the Corporation's executive officers serve on that entity's compensation committee.

     The Audit Committee shall meet as frequently as is necessary to fulfill its responsibilities and duties as set forth herein, and in no event less than one time during each fiscal year. The Audit

Committee shall appoint a chairperson who shall preside at all meetings of the Audit Committee and who shall have such other powers and duties as may from time to time be assigned to the chairperson by the Audit Committee or the Board of Directors.

ROLES AND RESPONSIBILITIES

     The Audit Committee shall have the following responsibilities.

INTERNAL CONTROL

     - Instruct the external auditors to keep the Audit Committee informed about fraud, illegal acts and deficiencies in internal control; and

     - Review internal control recommendations made by any internal and external auditors and determine whether such recommendations have been implemented by management.

FINANCIAL REPORTING

  General

     - Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements; and

     - Ask management and any internal and external auditors about significant risks and exposures the Corporation may encounter and the plans to monitor, control and minimize such risks and exposures.

  Annual Financial Statements

     - Meet with management and the external auditors of the Corporation at least annually to review (a) the scope of the annual audit, (b) the implementation of the audit procedures, (c) questions as to the choice of acceptable accounting principles to be applied and their impact on corporate financial statements and (d) all other matters relating to the auditors' relationship with the Corporation;

     - Review the MD&A and other financial sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the Corporation and its operations.

  Interim Financial Statements

     - Be briefed on how management develops and summarizes financial information from interim periods and the extent of internal audit involvement;

     - Require external auditors to review the financial information included in the Corporation's interim financial statements before the Corporation files its quarterly reports with the Securities and Exchange Commission.

COMPLIANCE WITH LAWS AND REGULATIONS

     - Review the effectiveness of the Corporation's system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;

     - Obtain assurances from management, auditors and counsel concerning regulatory compliance matters and assurances that they have been considered in the preparation of the financial statements; and

     - Review the findings of any examinations by regulatory agencies.

EXTERNAL AUDIT

     - Articulate the external auditor's ultimate accountability to the Board of Directors and the Audit Committee;

     - Review the external auditors' proposed audit approach;

     - Review and evaluate the performance of the external auditors and recommend to the Board of Directors the appointment or discharge of the external auditors;

     - Review and discuss the independence of the external auditors, the nonaudit services provided and the auditors' disclosures concerning and assertion of their independence in accordance with professional standards and as required by applicable standards;

REPORTING RESPONSIBILITIES

     - Regularly update the Board of Directors about committee activities and make appropriate recommendations;

     - Review for inclusion in the proxy statement the disclosures about the audit committee and its functions as well as any other disclosures or requirements mandated by the applicable SEC rules.

                                                                       EXHIBIT B




                             MEADE INSTRUMENTS CORP.
                           1997 STOCK INCENTIVE PLAN,
                                   AS AMENDED

                                TABLE OF CONTENTS

1.   THE PLAN....................................................................... B-4
     1.1        Purpose............................................................. B-4
     1.2        Administration and Authorization; Power and Procedure............... B-4
     1.3        Participation........................................................B-5
     1.4        Shares Available for Awards; Share Limits............................B-6
     1.5        Grant of Awards......................................................B-6
     1.6        Award Period.........................................................B-7
     1.7        Limitations on Exercise and Vesting of Awards........................B-7
     1.8        Acceptance of Notes to Finance Exercise..............................B-7
     1.9        No Transferability; Limited Exception to Transfer Restrictions.......B-8

2.   OPTIONS........................................................................ B-9
     2.1        Grants.............................................................. B-9
     2.2        Option Price.........................................................B-9
     2.3        Limitations on Grant and Terms of Incentive Stock Options........... B-10
     2.4        Limits on 10% Holders............................................... B-10
     2.5        Option Repricing/Cancellation and Regrant/Waiver of Restrictions.... B-11
     2.6        Options and Rights in Substitution for Stock Options Granted by
                Other Corporations.................................................. B-11

3.   STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS)........ B-11
     3.1        Grants.............................................................. B-11
     3.2        Exercise of Stock Appreciation Rights............................... B-11
     3.3        Payment                                                              B-12
     3.4        Limited Stock Appreciation Rights................................... B-12

4.   RESTRICTED STOCK AWARDS........................................................ B-13
     4.1        Grants ............................................................. B-13
     4.2        Restrictions........................................................ B-13
     4.3        Return to the Corporation........................................... B-14

5.   PERFORMANCE SHARE AWARDS AND STOCK BONUSES..................................... B-14
     5.1        Grants of Performance Share Awards.................................. B-14
     5.2        Special Performance-Based Share Awards.............................. B-14
     5.3        Grants of Stock Bonuses............................................. B-16
     5.4        Deferred Payments................................................... B-16

6.   OTHER PROVISIONS............................................................... B-16
     6.1        Rights of Eligible Persons, Participants and Beneficiaries.......... B-16
     6.2        Adjustments; Acceleration........................................... B-17
     6.3        Effect of Termination of Employment................................. B-18
     6.4        Compliance with Laws................................................ B-19

     6.5        Tax Withholding..................................................... B-19
     6.6        Plan Amendment, Termination and Suspension.......................... B-20
     6.7        Privileges of Stock Ownership....................................... B-21
     6.8        Effective Date of the Plan.......................................... B-21
     6.9        Term of the Plan.................................................... B-21
     6.10       Governing Law/Construction/Severability............................. B-21
     6.11       Captions ........................................................... B-22
     6.12       Effect of Change of Subsidiary Status............................... B-22
     6.13       Non-Exclusivity of Plan............................................. B-22

7.   DEFINITIONS ................................................................... B-22
     7.1        Definitions......................................................... B-22

8.   NON-EMPLOYEE DIRECTOR OPTIONS.................................................. B-27
     8.1        Participation....................................................... B-27
     8.2        Annual Option Grants................................................ B-28
     8.3        Option Price........................................................ B-28
     8.4        Option Period and Exercisability.................................... B-28
     8.5        Termination of Directorship......................................... B-28
     8.6        Adjustments......................................................... B-29
     8.7        Acceleration Upon a Change in Control Event......................... B-29

                             MEADE INSTRUMENTS CORP.
                           1997 STOCK INCENTIVE PLAN,
                                   AS AMENDED


1.      THE PLAN

        1.1 Purpose

            The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article 8. "Corporation" means Meade Instruments Corp., a California corporation, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 7.

        1.2 Administration and Authorization; Power and Procedure.

            (a) Committee. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

            (b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

               (i) to determine from among those persons eligible the particular Eligible Persons who will receive any Awards;

               (ii) to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

               (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

               (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

               (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6;

               (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

               (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Article 8 relating to Non-Employee Director Awards shall be automatic and, to the maximum extent possible, self-effectuating.

            (c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

            (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

            (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

        1.3 Participation.

            Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

        1.4 Shares Available for Awards; Share Limits.

            (a) Shares Available. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

            (b) Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards (including Incentive Stock Options) granted to Eligible Persons under this Plan shall not exceed 5,500,000 shares (the `Share Limit'). The maximum number of shares of Common Stock that may be delivered under the provisions of Article 8 shall not exceed 250,000 shares. The maximum number of shares subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any individual shall be limited to 500,000 shares. Each of the three foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

            (b) Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of
(i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

        1.5 Grant of Awards.

            Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

        1.6 Award Period.

            Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

        1.7 Limitations on Exercise and Vesting of Awards.

            (a) Provisions for Exercise. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

            (b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with
Section 2.2(a) or 8.4, as the case may be.

            (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

        1.8 Acceptance of Notes to Finance Exercise.

            The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

            (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

            (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

            (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

            (d) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant subsequent to such termination.

            (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

            (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

        1.9 No Transferability; Limited Exception to Transfer Restrictions.

            (a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

            (b) Exceptions. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

            (c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.9(a) shall not apply to:

            (i)   transfers to the Corporation,

            (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

            (iii) transfers pursuant to a QDRO order if approved or ratified by the Committee,

            (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

            (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.


2.      OPTIONS.

        2.1 Grants.

            One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to
Section 2.3, or a Non-Qualified Stock Option; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are employees of the Company.

        2.2 Option Price.

            (a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

            (b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

        2.3 Limitations on Grant and Terms of Incentive Stock Options.

            (a) $100,000 Limit. To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

            (b) Option Period. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

            (c) Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

        2.4 Limits on 10% Holders.

            No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.5 Option Repricing/Cancellation and Regrant/Waiver of Restrictions.

            Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

        2.6 Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity.


3.      STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION RIGHTS).

        3.1 Grants.

            In its discretion, the Committee may grant Stock Appreciation Rights to any Eligible Person either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

        3.2 Exercise of Stock Appreciation Rights.

            (a) Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

            (b) Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered shares of Common Stock shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

            (c) Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

        3.3 Payment.

            (a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying

               (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

               (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

            (b) Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.

        3.4 Limited Stock Appreciation Rights.

            The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other Stock Appreciation Rights or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the Stock Appreciation Right and a price based upon the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.      RESTRICTED STOCK AWARDS.

        4.1 Grants.

            The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

        4.2 Restrictions.

            (a) Pre-Vesting Restraints. Except as provided in Section 4.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

            (b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to vote such shares but shall not be entitled to dividends on any of the shares until the shares have vested. Such dividends shall be retained in a restricted account until the shares have vested and shall revert to the Corporation if they fail to vest.

            (c) Cash Payments. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

        4.3 Return to the Corporation.

            Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

5.      PERFORMANCE SHARE AWARDS AND STOCK BONUSES.

        5.1 Grants of Performance Share Awards.

            The Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee may specify.

        5.2 Special Performance-Based Share Awards.

            Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for "performance-based compensation" under Section 162(m) of the Code (with such Awards hereinafter referred to as a "Qualifying Option" or a "Qualifying Stock Appreciation Right," respectively), other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Corporation or the Corporation and one or more of its Subsidiaries, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of subsections (a) and (c) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 5.2. With the exception of any Qualifying Option or Qualifying Stock Appreciation

Right, an Award that is intended to satisfy the requirements of this Section 5.2 shall be designated as a Performance-Based Award at the time of grant.

            (a) Eligible Class. The eligible class of persons for Performance-Based Awards under this Section shall be the executive officers of the Corporation.

            (b) Performance Goal Alternatives. The specific performance goals for Performance-Based Awards granted under this Section (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

            (c) Maximum Performance-Based Award. Notwithstanding any other provision of the Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to options, stock appreciation rights, restricted stock or other share-based awards that are granted as Performance-Based Awards to any Participant in any calendar year shall not exceed 350,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code. In addition, the aggregate amount of compensation to be paid to any Participant in respect of any Cash-Based Awards that are granted during any calendar year as Performance-Based Awards shall not exceed $1,000,000.

            (d) Committee Certification. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options or Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control Event in accordance with Section 6.2(d).

            (e) Terms and Conditions of Awards. The Committee will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Section 5.2 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

            (f) Adjustments for Changes in Capitalization and other Material Changes. In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Corporation, or any similar event consistent with regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Corporation and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

        5.3 Grants of Stock Bonuses.

            The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

        5.4 Deferred Payments.

            The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

6.      OTHER PROVISIONS.

        6.1 Rights of Eligible Persons, Participants and Beneficiaries.

            (a) Employment Status. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

            (b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

            (c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        6.2 Adjustments; Acceleration.

            (a) Adjustments. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any similar, unusual or extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) the performance standards appropriate to any outstanding Awards, or (2) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

            (b) Acceleration of Awards Upon Change in Control. As to any Participant, unless prior to a Change in Control Event the Board determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event: (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock shall immediately vest free of restrictions, and (iii) each Performance Share Award shall become payable to the Participant. The Committee may override the limitations on acceleration in this Section 6.2(b) by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation
Section 422 of the Code.

            (c) Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan (other than under Article
8) has been fully accelerated as permitted by Section 6.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of an event described in Section 6.2(a) that results in a Change of Control approved by the Board, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Option or right.

        6.3 Effect of Termination of Employment.

            (a) Options - Resignation or Dismissal. If the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "Severance Date") other than Retirement, Total Disability or death, or "for cause" (as determined in the discretion of the Committee), the Participant shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, three months after the Severance Date to exercise any Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination "for cause", the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate.

            (b) Options - Death or Disability. If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date shall terminate.

            (c) Options - Retirement. If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate.

            (d) Certain SARs. Any SAR granted concurrently or in tandem with an Option shall have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

            (e) Other Awards. The Committee shall establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) in the event of a termination of employment and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

            (f) Committee Discretion. Notwithstanding the foregoing provisions of this Section 2.6, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

        6.4 Compliance with Laws.

            This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

        6.5 Tax Withholding.

            (a) Cash or Shares. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal

Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

            (b) Tax Loans. If so provided in the Award Agreement, the Company may, in its discretion and to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5 (a). Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish and such loan need not comply with the provisions of Section 1.8.

        6.6 Plan Amendment, Termination and Suspension.

            (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

            (b) Shareholder Approval. Any amendment that would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to shareholder approval only to the extent then required by Section 422 of the Code or applicable law, or deemed necessary or advisable by the Board.

            (c) Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Award.

            (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any

Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

        6.7 Privileges of Stock Ownership.

            Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

        6.8 Effective Date of the Plan.

            This Plan shall be effective as of February 4, 1997, the date of Board approval, subject to shareholder approval within 12 months thereafter.

        6.9 Term of the Plan.

            No Award shall be granted under this Plan after more than ten years after the effective date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

        6.10 Governing Law/Construction/Severability.

            (a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.

            (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

            (c) Plan Construction.

                (1) Rule 16b-3. It is the intent of the Corporation that transactions in and affecting Awards in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under
Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted as to avoid such conflict. If the conflict remains irreconcilable, the

Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

                (2) Section 162(m). It is the further intent of the Company that Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and performance awards under Section 5.2 of this Plan that are granted to or held by a Section 16 Person shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

        6.11 Captions.

            Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        6.12 Effect of Change of Subsidiary Status.

            For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment and service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

        6.13 Non-Exclusivity of Plan.

            Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.


7.      DEFINITIONS.

        7.1 Definitions.

            (a) "Award" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

            (b) "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

            (c) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Article 8, the applicable dates set forth therein.

            (d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

            (e) "Beneficiary" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

            (f) "Board" shall mean the Board of Directors of the Corporation.

            (g) "Cash Flow" shall mean cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

            (h) "Change in Control Event" shall mean any of the following:

               (1) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

               (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

               (3) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary or other affiliate; or;

               (4) Any `person' (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

               (5) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

            (i) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (j) "Commission" shall mean the Securities and Exchange Commission.

            (k) "Committee" shall mean the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, shall be an "outside director" within the meaning of Section 162(m) of the Code, and/or (ii) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 16 of the Exchange Act, shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3).

            (l) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

            (m) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

            (n) "Corporation" shall mean Meade Instruments Corp., a California corporation, and its successors.

            (o) "Eligible Employee" shall mean an officer (whether or not a director) or key employee of the Company.

            (p) "Eligible Person" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee in its discretion.

            (q) "EPS" shall mean earnings per common share on a fully diluted basis determined by dividing (i) net earnings, less dividends on preferred stock of the Corporation by (ii) the weighted average number of common shares and common shares equivalents outstanding (all as determined in accordance with generally accepted accounting principles).

            (r) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

            (s) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            (t) "Fair Market Value" on any date shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

            (u) "Incentive Stock Option" shall mean an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

            (v) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

            (w) "Non-Employee Director" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

            (x) "Non-Employee Director Participant" shall mean a Non-Employee Director who holds an outstanding Award under the provisions of Article 8.

            (y) "Option" shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

            (z) "Other Eligible Person" shall mean any Non-Employee Director or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee.

            (aa) "Participant" shall mean an Eligible Person who has been granted an Award under this Plan and a Non-Employee Director who has been received an Award under Article 8 of this Plan.

            (bb) "Performance Goals" shall mean Cash Flow, EPS, ROE, Total Stockholder Return and any other criterion established by the Committee.

            (cc) "Performance Share Award" shall mean an Award of a right to receive shares of Common Stock or other compensation (including cash) under
Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

            (dd) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

            (ee) "Plan" shall mean this Stock Incentive Plan.

            (ff) "QDRO" shall mean a qualified domestic relations order.

            (gg) "Restricted Shares" or "Restricted Stock" shall mean shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

            (hh) "Retirement" shall mean retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with 10 or more years of service or after age 65.

            (ii) "ROE" shall mean consolidated net income of the Corporation (less preferred dividends), divided by the average consolidated common shareholders equity.

            (jj) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

            (kk) "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

        (ll) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

        (mm) "Stock Appreciation Right" shall mean a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

        (nn) "Stock Bonus" shall mean an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

        (oo) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

        (pp) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

        (qq) "Total Stockholder Return" shall mean with respect to the Corporation or other entities (if measured on a relative basis), the (i) change in the market price of its common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.


8.      NON-EMPLOYEE DIRECTOR OPTIONS

        8.1 Participation.

            Awards under this Article 8 shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements substantially in the form of Exhibit A hereto.

        8.2    Annual Option Grants.

            (a) Time of Initial Award. Persons who are Non-Employee Directors in office at the time this Plan is first approved by the shareholders of the Corporation shall be granted without further action a Nonqualified Stock Option to purchase 5,000 shares of Common Stock. After approval of this Plan by the shareholders of the Corporation, if any person who is not then an officer or employee of the Company shall become a director of the Corporation, there shall be granted automatically to such person (without any action by the Board or Committee) a Non-qualified Stock Option (the Award Date of which shall be the date such person takes office) to purchase 5,000 shares of Common Stock.

            (b) Subsequent Annual Awards. Immediately following the annual shareholders meeting in each year during the term of the Plan commencing 1998, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then continuing in office to purchase 5,000 shares of Common Stock.

            (c) Maximum Number of Shares. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 8.2 in any calendar year, nor more than 75,000 shares on exercise of all Options awarded under this Section 8.2.

        8.3 Option Price.

            The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 8.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date (or the initial public offering price for any grants made to Non-Employee Directors on or prior to the closing date of the Corporation's initial public offering). The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

        8.4 Option Period and Exercisability.

            Each Option granted under this Article 8 and all rights or obligations thereunder shall expire ten years after the Award Date and shall be subject to earlier termination as provided below. Each Option granted under
Section 8.2 shall become exercisable at the rate of 33 1/3% per annum commencing on the first anniversary of the Award Date and each of the next two anniversaries thereof.

        8.5 Termination of Directorship.

            If a Non-Employee Director's services as a member of the Board of Directors terminate by reason of death, Disability or Retirement, an Option granted pursuant to this Article held by such Participant shall immediately become and shall remain exercisable for two years after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate for any other reason, any portion of an Option granted pursuant to this Article which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the stated term whichever first occurs.

        8.6 Adjustments.

            Options granted under this Article 8 shall be subject to adjustment as provided in Section 6.2, but only to the extent that (a) such adjustment and the Committee's actions in respect thereof satisfy any applicable criteria in respect of formula plans under Rule 16, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

        8.7 Acceleration Upon a Change in Control Event

            Upon the occurrence of a Change in Control Event, each Option granted under Section 8.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article 8 is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 8.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

                            MEADE INSTRUMENTS CORP.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned appoints Mark D. Peterson and Robert L. Davis, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Meade Instruments Corp. (the "Company") held of record by the undersigned on May 21, 2001, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Company to be held at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, CA 92612, beginning at 10:00 A.M., local time on Thursday, July 12, 2001, and at any adjournment thereof, upon the following matters:

(1) ELECTION OF CLASS III DIRECTORS

     NOMINEE                               TERM
     -------                               ----
John C. Diebel     Three-year term expiring at the 2004 Annual Meeting     [         [
                                                                           ] FOR     ] WITHHELD
Timothy C. McQuay  Three year term expiring at the 2004 Annual Meeting     [         [
                                                                           ] FOR     ] WITHHELD

(2) APPROVAL OF AMENDMENT TO 1997 STOCK INCENTIVE PLAN

           [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

(3) OTHER MATTERS

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment thereof.

                  (Continued and to be signed on the reverse side)

                          (continued from other side)

            MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING  [ ]
             MARK HERE FOR CHANGE OF ADDRESS AND NOTE AT LEFT  [ ]

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND (2) ABOVE AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENTS THEREOF. IF ANY NOMINEE LISTED IN PROPOSAL (1) DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

                                                       Dated:

      -------------------------------------------------------------------------,
                                                       2001

                                                       -------------------------

                                                       -------------------------
                                                            Signature(s) of
                                                            stockholder(s)

                                                       (Your signature(s) should
                                                       conform to your name(s)
                                                       as printed hereon.
                                                       Co-owners should all
                                                       sign.)

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.